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                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                                    FORM 8-K


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE

                        SECURITIES EXCHANGE ACT OF 1934





         Date of Report (Date of earliest event reported) MAY 20, 1996
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                         AER ENERGY RESOURCES, INC.
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           (Exact name of registrant as specified in its charter)


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
          GEORGIA                          0-21926                  34-1621925
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(State or other jurisdiction      (Commission File Number)      (I.R.S. Employer
      of incorporation)                                       Identification No.)

4600 HIGHLANDS PARKWAY, SUITE G, SMYRNA, GEORGIA                     30082
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   (Address of principal executive offices)                       (Zip Code)
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      (Registrant's telephone number, including area code)  (770) 433-2127
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                                NOT APPLICABLE
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        (Former name or former address, if changed since last report)


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ITEM 5. OTHER EVENTS.

        On May 20, 1996, AER Energy Resources, Inc. issued 1,584,158 shares of its Common Stock, and warrants to purchase an additional 835,000 shares, in a private placement at an aggregate purchase price of $10,000,000. The warrants have an exercise price of $6.3125 per share. The shares and warrants were issued to FW AER Partners, L.P., a Texas limited partnership in which Keystone, Inc. (formerly known as the Robert M. Bass Group) is a significant limited partner.



ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

        (c)    Exhibits

               10.1 Securities Purchase Agreement, dated as of May 13, 1996, by and between FW AER Partners, L.P and AER Energy Resources, Inc.

               10.2     Warrant to Purchase Shares of Common Stock

               99.1     Press release dated May 20, 1996





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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    AER ENERGY RESOURCES, INC.



Date:  May 20, 1996                 By:  /s/ David W. Dorheim
                                         --------------------------------------
                                         David W. Dorheim
                                         President and Chief Executive Officer





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                                     INDEX TO EXHIBITS


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
Exhibit                                                                                 Sequential Page No.
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
 10.1     Securities Purchase Agreement, dated as of May 20, 1996, by and between FW AER Partners, L.P. and AER Energy Resources, Inc.

 10.2     Warrant to Purchase Shares of Common Stock

 99.1     Press release dated May 20, 1996
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